UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              May 2, 2006
                                                     ---------------------------

                               China Media1 Corp.
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             (Exact name of registrant as specified in its charter)

      Nevada                            000-50193               46-0498798
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

 142-757 West Pender Street, Suite 328, Vancouver, BC Canada           V6C 1A1
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 (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:  (778) 881-0939

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01         Changes in Registrant's Certifying Accountant.

      (a) On August 9, 2006, we dismissed Ernst & Young, LLP as our independent accountants.

The report of Ernst & Young, LLP on our financial statements for the fiscal year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the accountant's report of Ernst & Young, LLP on our financial statements as of and for the year ended December 31, 2005 stated that our recurring looses from operations and working capital deficiency raise substantial doubt about our ability to continue as a going concern.

      The decision to change accountants from Ernst & Young LLP to Vellmer & Chang, Chartered Accountants was approved by our board of directors.

      During our fiscal year ended December 31, 2005 and the subsequent interim period through August 9, 2006, the date of the dismissal of Ernst & Young LLP, we did not have any disagreement with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      During that time, there were no "reportable events" as set forth in Item 304(a)(1)(i-v) of Regulation S-B adopted by the Securities and Exchange Commission, except that the accountant's report of Ernst & Young, LLP on our financial statements as of and for the year ended December 31, 2005 stated that our recurring looses from operations nd working capital deficiency raise substantial doubt about our ability to continue as a going concern.

      We have provided Ernst & Young, LLP with a copy of this report prior to its filing with the Commission. Ernst & Young, LLP has provided a letter to us, dated August 14, 2006 and addressed to the Commission, which is attached hereto as Exhibit 16.1 and is hereby incorporated herein by reference.

      (b) We engaged Vellmer & Chang, Chartered Accountants on August 9, 2006. We had not consulted Vellmer & Chang, Chartered Accountants regarding any of the matters specified in Item 304(a)(2) of Regulation S-B. The decision to change accountants from Ernst & Young, LLP to Vellmer & Chang, Chartered Accountants was approved by our board of directors.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      On May 2, 2006, the SEC concluded its review of our Annual Report on Form 10KSB for the period ended December 31, 2004 as well as our Quarterly Reports on Form 10QSB for the periods ending March 31, 2005, June 30, 2005 and September 30, 2005. During the course of its review, the SEC raised certain questions regarding the presentation of our financial statements, specifically whether the revenues generated by contracts entered into by Chuangrun Media Limited of Hong Kong and Chuangrun Advertising Company Limited (collectively, "Chuangrun") on our behalf and assigned to us, should be accounted for on a "net" or "gross" basis.

      Our financial statements had previously stating all such revenue on a gross basis. On April 5, 2006, based upon the provisions of EITF 99-19 Reporting Revenue Gross as a Principal versus Net as Agent, the Company determined it appropriate to account for all revenues related to contracts entered into by Chuangrun on our behalf should be accounted for on a net basis and that as a result the financial statements presented in our Quarterly Reports on Form 10QSB for the periods ending September 30, 2005, June 30, 2005 and March 31, 2005 should no longer be relied upon. The SEC is not requiring us to restate our financial statements for the above referenced periods. Revenues relating to the above referenced contracts will be presented on a net basis in all future filings.


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

Section 5 - Corporate Governance and Management

Item 5.01         Changes in Control of Registrant.

      Not applicable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Not applicable.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

      Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

      Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

      Not applicable.

Section 6 - [Reserved]

      Not applicable.

Section 7 - Regulation FD

Item 7.01         Regulation FD Disclosure.

      Not applicable.

Section 8 - Other Events

Item 8.01         Other Events.

      Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit
                  Number            Description
                  ------            -----------

                  16.1              Letter on change in certifying accountant.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              China Media1 Corp.

Date:  August 11, 2006                       By:  /s/ Ernest Cheung
                                                  ------------------------------
                                                  Ernest Cheung, President


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